Other Non-current Assets - Summary of Other Non-current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Other Assets, Noncurrent Disclosure [Abstract]
Rental and industry customer deposits	¥ 108,783	$ 17,070	¥ 86,306
Prepayments	42,432	6,659	18,469
Long-term investments	6,105	958	1,065
Other receivables	0	0	726
Total other non-current assets	¥ 157,320	$ 24,687	¥ 106,566